Exhibit 10.2

PLEDGE AND GUARANTY AGREEMENT

THIS PLEDGE AND GUARANTY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of April 19, 2024 by and between SEZZLE FUNDING SPE II PARENT, LLC, a Delaware limited liability company (“Parent”), and BASTION FUNDING VI LP, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT

Reference is made to that certain Revolving Credit and Security Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Sezzle Funding SPE II, LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the Lenders party thereto from time to time and the Administrative Agent. Parent is entering into this Agreement in order to induce the Lenders to enter into, and extend credit to the Borrower under, the Credit Agreement.

Parent is the sole member and owner of 100% of the Equity Interests of the Borrower and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement.

ACCORDINGLY, as an inducement to the Lenders to extend credit to the Borrower and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Parent and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined in the Credit Agreement or UCC. All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. All capitalized terms used herein and not defined herein or in the Credit Agreement that are defined in the UCC shall have the meanings assigned to such terms in the UCC.

Section 1.02 Rules of Construction. The rules of construction set forth in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

Section 1.03 Definitions of Certain Terms Used Herein. As used in this Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Collateral” means all Accounts, cash, Chattel Paper, Electronic Chattel Paper, commercial tort claims, copyrights, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, insurance, Inventory, Investment Property, letters of credit, Letter-of-Credit Rights, licenses, patents, Payment Intangibles, Securities, Supporting Obligations, trademarks, income and Pledged Securities, wherever located, in which Parent now has or hereafter acquires any right or interest, and the Proceeds, insurance Proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

“Deposit Accounts” has the meaning set forth in Article 9 of the UCC and in any event shall include, but not be limited to, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing a Deposit Account.

“Indemnitees” has the meaning given such term in Section 8.19 of this Agreement.

“Instrument” has the meaning set forth in Article 9 of the UCC.

“Investment Property” has the meaning set forth in Article 9 of the UCC.

“Parent Guaranteed Obligations” has the meaning given such term in Section 2.01 of this Agreement.

“Pledged Collateral” means all Pledged Securities and all other Instruments, Securities and other Investment Property of Parent, whether or not physically delivered to the Administrative Agent pursuant to this Agreement.

“Pledged Securities” means all of the issued and outstanding Equity Interests of the Borrower with all certificates evidencing such Equity Interests, options or rights of any nature whatsoever which may be issued or granted by the Borrower to Parent with respect to any of its Equity Interests, whether now owned or subsequently acquired, including, without limitation, (a) all rights to receive all income, profit or other dividends, distributions, cash, warrants, rights, options, instruments, securities and other property of any nature whatsoever by Parent with respect to such interests; (b) all of Parent’s capital or membership interest, including any capital accounts, in the Borrower, and all accounts, deposits or credits of any kind with the Borrower; (c) all of Parent’s voting rights or rights to control or direct the affairs of the Borrower; (d) all of Parent’s right, title and interest in the Borrower and in or to any of the Borrower’s assets or property, including any interest of Parent in the entries of the books of the Borrower or on the books of any securities intermediary pertaining to its Equity Interests; (e) all other right, title and interest in or to the Borrower as such rights are derived from the foregoing; (f) all claims of Parent for damages arising out of a breach of or a default relating to the foregoing; (g) all rights of Parent to terminate, amend, modify, supplement or waive performance under the Constituent Documents of the Borrower, to perform thereunder and to compel performance and otherwise exercise the remedies thereunder; and (h) all of the Proceeds of any and all of the above.

“Proceeds” has, with reference to any asset or property, the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, any and all amounts from time to time paid or payable under or in connection with such asset or property.

“Related Parties” means, with respect to any Person, such Person’s Affiliates, and their respective officers, directors, employees, agents, managers of, and any Person Controlling any of, the foregoing.

“Securities Account” has the meaning set forth in Article 8 of the UCC. “Security” has the meaning set forth in Article 8 of the UCC.

ARTICLE II

GUARANTY

Section 2.01 The Guarantee. As an inducement to the Lenders to extend credit to the Borrower and in consideration of benefits expected to accrue to the Borrower by reason of the Advances and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Parent hereby unconditionally and irrevocably guarantees to the Administrative Agent and the other Secured Parties, the due and punctual payment and performance of all present and future Obligations and other covenants of the Borrower under the Facility Documents, including, the due and punctual payment of principal of, and interest on, the Advances and the due and punctual payment of all other Obligations now or hereafter owed by the Borrower under the Facility Documents, in each case, as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including all interest, costs, fees, and charges after the entry of an order for relief against the Borrower in a case under the Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against the Borrower in any such proceeding) (collectively, the “Parent Guaranteed Obligations”). In case of failure by the Borrower to punctually pay any Obligations guaranteed hereby, Parent hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower, without counterclaim, set-off, deduction, defense, abatement, recoupment, suspension or deferment.

Section 2.02 Amendments, etc. Parent shall remain obligated hereunder notwithstanding that, without any reservation of rights against Parent, and without notice to or further assent by Parent, any demand for payment of any of the Parent Guaranteed Obligations made by the Secured Parties may be rescinded by the Secured Parties, and any of the Parent Guaranteed Obligations continued, and the Parent Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, restated, accelerated, compromised, waived, surrendered or released by the Secured Parties, and the Credit Agreement, and the other Facility Documents and any other document in connection therewith may be amended, modified, restated, supplemented, waived or terminated, in whole or in part, in accordance with its terms and as the Secured Parties may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Secured Parties for the payment of the Parent Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for Parent Guaranteed Obligations or for this Agreement or any property subject thereto.

Section 2.03 Guaranty and other Obligations Absolute and Unconditional. (a) The Parent Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between Borrower or Parent, on the one hand, and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement.

(b) This Agreement shall be construed without regard to (i) the validity or enforceability of the Credit Agreement, the other Facility Documents, any of the Parent Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Parties, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by it or Borrower against the Secured Parties, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or Parent) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Obligations or the Parent Guaranteed Obligations, or of Parent under this Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies, including but not limited to making a demand, hereunder against Parent, the Secured Parties may, but shall be under no obligation, to pursue such rights and remedies that they may have against Borrower, Parent or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Secured Parties to pursue such other rights or remedies or to collect any payments from Borrower, Parent or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Parent of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against Parent. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(c) Without limiting the generality of the foregoing, Parent hereby agrees, acknowledges, represents and warrants to Secured Parties as follows:

(i) Parent is presently informed of the financial condition of Borrower and of all other circumstances which diligent inquiry would reveal, and which bear upon the risk of nonpayment of the Parent Guaranteed Obligations. Parent hereby covenants that it will make its own investigation and will continue to keep itself informed of the financial condition of Borrower, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Secured Parties for such information and will not rely upon the Secured Parties for any such information. Absent a written request for such information by Parent to the Secured Parties, Parent hereby waives its right, if any, to require the Secured Parties to disclose to Parent any information which the Secured Parties may now or hereafter acquire concerning such condition or circumstances including, the release of or revocation by any other guarantor.

(ii) Parent has independently reviewed the Credit Agreement and the other Facility Documents and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Agreement to Administrative Agent on behalf of the Secured Parties, Parent is not in any manner relying upon the validity, or enforceability, or attachment, or perfection of any Liens or security interests of any kind or nature granted by Borrower or any other guarantor to Administrative Agent or the Secured Parties, now or at any time and from time to time in the future.

ARTICLE III

GRANT OF SECURITY INTEREST

Section 3.01 Security Interest. As further security for the performance by the Borrower and Parent of all the terms, covenants and agreements on the part of the Borrower and Parent to be performed under the Credit Agreement, this Agreement or any other Facility Document, including the payment when due of all Obligations and the Parent Guaranteed Obligations, Parent hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Collateral. This Agreement shall constitute a security agreement under Applicable Law.

Section 3.02 Financing Statements. Parent hereby authorizes the filing of financing statements, continuation statements, amendments thereto and assignments thereof, describing the Collateral covered thereby (a) as “all assets of debtor” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Article III and regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction or (b) as being of an equal or lesser scope or with greater detail, and any other filing, recording or registration (including any filing, recording or registration that may be necessary or appropriate under this Article III) that the Administrative Agent in its reasonable discretion may deem necessary or appropriate to further protect or maintain the perfection of the security interests. Parent authorizes the Administrative Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Collateral without the signature of Parent. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Parent represents and warrants to the Administrative Agent and the other Secured Parties as of each Measurement Date that:

Section 4.01 Title, Authorization, Validity and Enforceability. Parent has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Parent is duly qualified to do business and, to the extent applicable, is in good standing in each other jurisdiction in which the nature of its business, assets and properties, including the performance of its obligations under this Agreement, the other Facility Documents to which it is a party and its Constituent Documents, requires such qualification. The execution and delivery by the Parent of, and the performance of its obligations under the Facility Documents to which it is a party and any other instruments, certificates and agreements contemplated thereby are within its powers and have been duly authorized by all requisite action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (to the extent not related to inequitable conduct of the Parent), regardless of whether considered in a proceeding in equity or at law. Parent has rights in and the power to transfer the Collateral upon which it grants a Lien under this Agreement free and clear of any and all Liens (other than Permitted Liens). The execution and delivery of this Agreement by Parent creates a valid, enforceable Lien on all of its right, title, interest in, to and under the Collateral owned by Parent and the Proceeds thereof. When financing statements have been duly filed in the appropriate offices against Parent in Delaware, the Administrative Agent for the benefit of the Secured Parties will have a valid first priority perfected security interest in the Collateral owned by Parent in which a security interest may be perfected by filing of a financing statement under the UCC.

Section 4.02 Compliance with Agreements, Laws, Etc. Neither the execution and delivery nor the performance by Parent of this Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, or the compliance with the terms and provisions hereof, in each case, (a) require any consent or approval of the directors, members or managers of Parent, other than any consents or approvals previously obtained, (b) conflict with, or result in a breach or violation of or constitute (with or without notice or lapse of time or both) a default under its Constituent Documents, (c) conflict with or contravene (A) any Applicable Law in any material respect, (B) any indenture, agreement or other contractual restriction binding on or affecting it or any of its assets, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its assets or properties or (d) result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any contractual obligation or any agreement or document to which it is a party or by which it or any of its assets are bound (or to which any such obligation, agreement or document relates).

Section 4.03 Location and Legal Name. Parent’s chief executive office and principal place of business is located in the State of Minnesota, County of Hennepin and Parent maintains its books and records in the State of Minnesota, County of Hennepin. Parent’s registered office and the jurisdiction of organization of Parent is the jurisdiction referred to in Section 4.01. Parent’s tax identification number is 86-1912031. Parent has not changed its name, changed its corporate structure, changed its jurisdiction of organization, changed its chief place of business/chief executive office, or used any name other than its exact legal name at any time during the past five years.

Section 4.04 Filing Requirements. (a) None of the Collateral owned by Parent consists of copyrights, patents or trademarks, other intellectual property collateral, Commercial Chattel Paper, Electronic Chattel Paper, Fixtures, Inventory, Equipment or Instruments (other than Instruments which have already been delivered to the Administrative Agent) and (b) all Collateral is of a type for which security interests or liens may be perfected by filing UCC financing statements.

Section 4.05 No Financing Statements, Security Agreements. Other than Permitted Liens, the Parent has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. Parent has not authorized the filing of and is not aware of any financing statements against Parent that include a description of the collateral covering the Collateral other than any financing statement relating to the security interest granted to the Administrative Agent hereunder or that has been terminated; and Parent is not aware of any judgment liens, PBGC liens or tax lien filings against Parent.

Section 4.06 Pledged Instruments, Securities and Other Investment Property. Parent is the sole direct, legal, and beneficial owner of all Instruments, Securities and other Investment Property constituting Collateral, including, without limitation, all such Instruments, Securities and other Investment Property which has been delivered to the Administrative Agent by or on behalf of Parent. Parent further represents and warrants that Exhibit A sets forth a complete and accurate list of each Instrument, Security and other type of Investment Property owned by Parent.

Section 4.07 Pledged Securities and other Collateral. (a) The Pledged Securities pledged by Parent hereunder have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the State of Delaware;

(b) the Pledged Securities pledged by Parent constitute 100% of the Equity Interests of the Borrower;

(c) Parent is the record and beneficial owner of, and has good title to, the Collateral free of any and all Liens or options in favor of, or claims of, any other Person, except any Lien created by this Agreement and the Collateral has not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(d) upon delivery to the Administrative Agent of the Pledged Securities, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on such Pledged Securities and related Proceeds, enforceable as such against all creditors of Parent, including all Persons purporting to purchase any Pledged Securities and related Proceeds from Parent;

(e) there currently exist no certificates, instruments or writings representing the Pledged Securities (other than those certificates delivered to the Administrative Agent) and to the extent that in the future there exist any such certificates, instruments or writings, Parent shall deliver all such certificates, instruments or writings to the Administrative Agent, together with an indorsement executed in blank related thereto;

(f) except for restrictions and limitations imposed by the Facility Documents or securities laws generally, the Pledged Securities are and will continue to be freely transferable and assignable, and none of the Pledged Securities is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions, contractual restriction or Applicable Law of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Securities hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder; and

(g) each equity interest in the Borrower (i) is a “security” within the meaning of Sections 8-102(a)(15) and 8-103 of the UCC, (ii) is a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC), (iii) is a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC and (iv) is not credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC).

Section 4.08 Deposit Accounts and Securities Accounts. All of Parent’s Deposit Accounts and Securities Accounts are completely and accurately listed on Exhibit A.

Section 4.09 Litigation. Parent is not subject to any proceeding, action, litigation or investigation pending or, or to the knowledge of Parent, overtly threatened in writing against or affecting it or its assets, before any Governmental Authority (a) seeking to prevent the consummation or performance of any of the transactions contemplated by this Agreement and the other Facility Documents or (b) that could reasonably be expected to result in a Material Adverse Effect on Parent.

Section 4.10 Taxes. Parent has filed all income tax returns and all other material tax returns which are required to be filed by it, if any, and has paid all taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except for any taxes which are being contested in good faith by appropriate proceedings and with respect thereto adequate reserves have been established, if required, in accordance with GAAP.

Section 4.11 No Subordination. There is no agreement, indenture, contract or instrument to which Parent is a party or by which Parent may be bound that requires the subordination in right of payment of any of Parent’s obligations subject to this Agreement to any other obligation of Parent.

Section 4.12 Governmental Authorizations; Private Authorizations; Governmental Filings. The Parent has obtained or applied for, maintained and kept in full force and effect all Governmental Authorizations and Private Authorizations which are necessary for it to properly carry out its business and made all Governmental Filings necessary for the execution and delivery by it of the Facility Documents to which it is a party, the pledge of the Collateral by the Parent under this Agreement, the guaranty of the Parent Guaranteed Obligations by the Parent under this Agreement and the performance by the Parent of its obligations under this Agreement and the other Facility Documents, and no Governmental Authorization, Private Authorization or Governmental Filing which has not been obtained, applied for or made, is required to be obtained or made by it in connection with the execution and delivery by it of any Facility Document to which it is a party, the pledge of the Collateral by the Parent under this Agreement, the guaranty of the Parent Guaranteed Obligations by the Parent and the performance by the Parent of its obligations under this Agreement and the other Facility Documents to which it is a party.

Section 4.13 ERISA. Neither Parent nor any member of the ERISA Group has, or during the past six years has had, any liability or obligation with respect to any Plan or Multiemployer Plan (including any actual liability on account of a member of the ERISA Group).

Section 4.14 Solvency; Fraudulent Conveyance. Parent and Borrower, on a consolidated basis, are Solvent. Parent is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of itself, any of its subsidiaries or any of their respective assets.

ARTICLE V

COVENANTS

From the date of this Agreement and thereafter until this Agreement is terminated, Parent covenants and agrees that:

Section 5.01 Defense of Title. Parent shall take any and all actions necessary to defend title to the Collateral against all Persons and to defend the security interest of the Administrative Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

Section 5.02 Disposition of Collateral. Parent shall not sell, lease, assign or otherwise dispose of the Collateral, except as permitted pursuant to this Agreement.

Section 5.03 Liens and Indebtedness. Parent shall not create, incur, or suffer to exist any Lien on the Collateral except Permitted Liens, provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Facility Documents to any Permitted Liens. Parent shall not create, incur, or suffer to exist any indebtedness, other than the Parent Guaranteed Obligations.

Section 5.04 Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.

(a) Parent shall furnish to the Administrative Agent not less than thirty (30) days (or such shorter period as the Administrative Agent may agree in writing) prior written notice of any change (a) in Parent’s corporate name, (b) in the location of Parent’s chief executive office, its principal place of business, and, upon request of the Administrative Agent, in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (c) in Parent’s identity, jurisdiction of organization or organizational structure or (d) in Parent’s U.S. Federal Taxpayer Identification Number, as applicable, and, in any event, no such change shall be effected or permitted unless all filings have been made (or will be made on a timely basis) under Applicable Laws or otherwise and all other actions have been taken (or will be taken on a timely basis) that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, in each case, at the sole cost and expense of Parent.

(b) Other than as permitted under Section 5.04(a), Parent shall not consent or permit any amendments to its Constituent Documents or the Constituent Documents of the Borrower without the Administrative Agent’s prior written consent.

Section 5.05 Other Financing Statements. Parent shall not suffer to exist or authorize the filing of any financing statement naming it as debtor, except any financing statement authorized under this Agreement for the benefit of the Secured Parties. Parent shall not file or authorize the filing of any financing statement or amendment or termination statement with respect to any financing statement filed in connection herewith without the prior written consent of the Administrative Agent, subject to Parent’s rights under Section 9-509(d)(2) of the UCC.

Section 5.06 Special Purpose Entity, No Other Business, Restricted Payments and Transactions with Affiliates. Parent shall not engage in any business or activity other than owning, pledging, transferring or collaterally assigning the Equity Interests in the Borrower, entering into and performing its obligations under the Facility Documents to which it is a party and engaging in any lawful act or activity and exercising any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing purposes. The covenants, terms and provisions set forth in Section 5.02(g), Section 5.02(i) and Section 5.03(a) of the Credit Agreement are hereby incorporated by reference and shall apply to Parent, mutatis mutandis.

Without limiting any, and subject to all, other covenants of Parent contained in this Agreement, Parent shall conduct its business and operations separate and apart from that of any other Person (including the holders of the Equity Interests of Parent and their respective Affiliates) and in furtherance of the foregoing, the Parent shall not (a) fail at any time to have at least one (1) Independent Manager on its board of managers; provided, however, if such Independent Manager is deceased, withdraws or resigns, Parent shall have ten (10) Business Days to replace such Independent Manager with another Independent Manager acceptable to the Administrative Agent; provided, further, however, that during such period, no matter which requires the vote of the Independent Manager under the Parent LLC Agreement shall be voted; and (b) appoint any Person as an Independent Manager of Parent (i) who does not satisfy the definition of an Independent Manager or (ii) with respect to any Independent Manager appointed after the Closing Date, without giving ten (10) Business Days’ prior written notice to the Administrative Agent and the Lenders.

Section 5.07 Other General Covenants. (a) Parent shall maintain adequate books and records in accordance with GAAP consistently applied in order to reflect accurately in all material respects all financial activity of Parent.

(b) Parent agrees that the rights of the Administrative Agent and other Secured Parties under Section 5.01(e) of the Credit Agreement shall apply to Parent, mutatis mutandis.

(c) Parent shall pay and discharge or cause to be paid and discharged, when due all taxes, assessments and governmental charges or levies imposed upon Parent or upon Parent’s income and profits or upon any of Parent’s property, as well as any other lawful claims which, if unpaid, might become a lien upon such properties or any part thereof, except for any such taxes, assessments and governmental charges, levies or claims as are appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are provided. Parent shall file, or cause to be filed on behalf of Parent on a timely basis all federal and other material tax returns.

(d) Parent shall promptly inform the Administrative Agent in writing of any of the following:

(i) Any default or breach by Parent of any obligation hereunder, or the occurrence or existence of any event or circumstance that Parent reasonably expects will, with the passage of time, become a default or breach by Parent;

(ii) Any dispute, licensing issue, litigation, investigation, proceeding or regulatory suspension between Parent, on the one hand, and any Governmental Authority or any other Person, on the other hand, that could reasonably be expected to result in a Material Adverse Effect on Parent; and

(iii) Any event, circumstance or condition that has resulted in, or has a reasonable likelihood of resulting in, a Material Adverse Effect with respect to Parent or the Borrower.

(e) Parent shall (i) duly observe and comply in all material respects with all Applicable Laws relative to the conduct of its business or to its assets, and its activities and obligations as contemplated by the Facility Documents, (ii) preserve and keep in full force and effect its legal existence, (iii) preserve and keep in full force and effect its rights, privileges, qualifications and franchises (including its activities contemplated by the Facility Documents), except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect on Parent or the Borrower, (iv) comply with the terms and conditions of each Facility Document and in all material respects with its Constituent Documents to which it is a party and (v) obtain, maintain and keep in full force and effect all Governmental Authorizations, Private Authorizations and Governmental Filings which are necessary or appropriate to properly carry out its business and the transactions contemplated to be performed by it under the Facility Documents and its Constituent Documents, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect on Parent or the Borrower.

(f) Parent shall not make any material change in the accounting policies or financial reporting practices of Parent or its subsidiaries, except to the extent such change is permitted by GAAP, consistently applied.

(g) Any and all payments by or on account of any obligation of Parent made under this Agreement and any other Facility Document shall be made, in accordance with this Agreement or the related Facility Document, free and clear of, and without deduction or withholding for, any and all taxes except as required by Applicable Law. If Parent or the Administrative Agent shall be required by Applicable Law (as determined in the good faith discretion of Parent or the Administrative Agent, as applicable) to deduct or withhold any taxes from or in respect of any sum payable by it hereunder or under any other Facility Document to any Secured Party, then Parent or the Administrative Agent, as applicable, shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such payment is an Indemnified Tax, the sum payable by the Parent shall be increased as necessary so that after such deduction or withholding has been made (including deductions or withholdings applicable to additional sums payable under this Section 5.07(g)) such Secured Party receives an amount equal to the sum it would have received had no such deductions or withholding been made.

(h) Parent shall take such reasonable action from time to time as shall be necessary to ensure that all assets described in Section 3.01 constitute “Collateral” hereunder.

Section 5.08 Instruments, Securities, Chattel Paper and Documents. Parent shall (a) deliver to the Administrative Agent immediately upon execution of this Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and promptly thereafter deliver to the Administrative Agent any Chattel Paper, Securities and Instruments constituting Collateral received after the date hereof, and (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral, together, in each of the foregoing cases, with such endorsements or instruments of transfer or assignment in blank or to order as the Administrative Agent may reasonably request.

Section 5.09 Securities and Other Investment Property. Exercise of Rights in Pledged Instruments, Securities and Other Investment Property.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified Parent that its rights under this Section 5.09(a) are being suspended or the Administrative Agent is otherwise exercising any other remedies hereunder, Parent shall be entitled to exercise all voting and other rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, right exercised or other action taken which would in any respect be inconsistent with or result in any violation of any provision of this Agreement or any other Facility Document.

(b) Unless an Event of Default shall have occurred and be continuing, Parent shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that all such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Facility Documents.

(c) The Administrative Agent or its nominee shall have the right at any time after the continuance of an Event of Default to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof, and to receive all dividends and interest in respect of such Collateral.

(d) All distributions and other amounts which are received by Parent contrary to the provisions of this Agreement or the other Facility Documents shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of Parent and shall be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement requested by the Administrative Agent.)

Section 5.10 Additional Subsidiaries. Parent shall not form or hold, own or acquire any Equity Interest in, any subsidiaries, other than the Borrower, nor undertake any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws).

Section 5.11 Pledged Securities. (a) If Parent shall receive (or become entitled to receive) by virtue of its being or having been the owner of any Pledged Security, any (i) certificate or instrument, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, membership interests or other Equity Interest, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, conversion of or an exchange for, any Pledged Security or otherwise in respect thereof; (iii) dividends payable in securities; or (iv) distributions of securities or other Equity Interest of the Pledged Security in connection with a partial or total liquidation or dissolution, then Parent shall accept and receive each such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Administrative Agent and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement or stock power, to be held by the Administrative Agent as Collateral and as further collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of the Borrower shall be paid over to the Administrative Agent, to be held by it hereunder as additional security for the Obligations, and in case any distribution of capital shall be made on or in respect of any of the Pledged Securities or any property shall be distributed upon or with respect to any of the Pledged Securities pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it, together with indorsements in blank related thereto, as additional security for the Obligations; provided, however, that Parent shall not consent or otherwise permit any such liquidation, dissolution, recapitalization, reclassification or reorganization without the prior written consent of the Administrative Agent.

(b) Without the prior written consent of the Administrative Agent, Parent shall not directly or indirectly (i) vote to enable, or take any other action to permit, the Borrower to issue any Equity Interest or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interest in the Borrower or (ii) vote or agree to admit any Person as an additional member, manager or other equity holder of the Borrower.

(c) Parent shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Pledged Securities and other Collateral and such other reports in connection with the Pledged Securities and other Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(d) The equity interests in the Borrower (i) shall at all times be “securities” within the meaning of Sections 8-102(a)(15) and 8-103 of the UCC, (ii) shall at all times be “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) and (iii) shall not be credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC). The Constituent Documents and the certificates evidencing the Pledged Securities each shall at all times state that the Pledged Securities are “securities” as such term is defined in Article 8 of the UCC as in effect in the State of Delaware.

ARTICLE VI

REMEDIES UPON EVENT OF DEFAULT

Section 6.01 Acceleration and Remedies. (a) Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may (and, at the direction of the Required Lenders, shall) exercise any or all of the following rights and remedies:

(i) Those rights and remedies provided in this Agreement, the Credit Agreement, or any other Facility Document.

(ii) Those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other Applicable Law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

(iii) Without notice except as specifically provided in Section 8.01 hereof or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable.

(iv) Concurrently with written notice to Parent, exercise any and all voting and other rights with respect to the Pledged Collateral.

(v) Concurrently with written notice to Parent, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) In connection with the exercise of any remedies in Section 6.01(a) above:

(i) The Administrative Agent, on behalf of itself and the other Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(ii) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption Parent hereby expressly releases.

(iii) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(iv) Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Parties shall be required to (a) make any demand upon, or pursue or exhaust any of their rights or remedies against, Parent, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor, any other collateral therefor or any direct or indirect guarantee thereof, (b) marshal the Collateral, any such other collateral or any guarantee of the Obligations or to resort to the Collateral, any such other collateral or any such guarantee in any particular order, or (c) effect a public sale of any Collateral.

(v) If, at any time when the Administrative Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder and the Pledged Collateral or the part thereof to be sold shall or may not, for any reason whatsoever, be effectively registered under the Securities Act, the Administrative Agent may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to purchasers each of whom is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. Parent acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Parent or the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Parent and the Borrower would agree to do so.

(vi) The proceeds of any sale or disposition of the Collateral shall be applied in accordance with the Priority of Payments.

Section 6.02 Parent’s Obligations Upon an Event of Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, Parent shall (and shall cause an issuer of Collateral to) execute all documents and agreements that are reasonably necessary or appropriate to have the Collateral to be assigned to the Administrative Agent or its designee.

ARTICLE VII

WAIVERS AND REMEDIES

Section 7.01 No Impairment. No delay or omission of the Administrative Agent or any other Secured Parties to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any Unmatured Event of Default, Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until this Agreement shall have terminated pursuant to Section 8.13.

Section 7.02 Parent Remains Liable. Notwithstanding any other provision contained in this Agreement, Parent shall remain liable under the Constituent Documents to observe and perform all of the conditions and obligations to be observed and performed by Parent thereunder. None of the Administrative Agent, any other Secured Party or any of their respective directors, officers, employees, affiliates or agents shall have any obligations or liability under or with respect to any Collateral by reason of or arising out of this Agreement (except as set forth in Section 9-207 of the UCC) or the receipt by the Administrative Agent of any payment relating to any Collateral, nor shall any of the Administrative Agent, any other Secured Party or any of their respective directors, officers, employees, affiliates or agents be obligated in any manner to (i) perform any of the obligations of Parent under or pursuant to the Constituent Documents or any other agreement to which Parent is a party; (ii) make any payment or inquire as to the nature or sufficiency of any payment or performance with respect to any Collateral; (iii) present or file any claim or collect the payment of any amounts or take any action to enforce any performance with respect to the Collateral; or (iv) take any other action whatsoever with respect to the Collateral other than as expressly provided for herein.

Section 7.03 Independent Obligations. Parent’s obligations under this Agreement are independent of those of the Borrower. The Administrative Agent may bring a separate action against Parent without first proceeding against the Borrower or any other Person or any other security held by the Administrative Agent and without pursuing any other remedy.

Section 7.04 Registration of Collateral. Any registrable Collateral may be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders following the occurrence and during the continuance of an Event of Default and without any further consent of Parent.

Section 7.05 Consent to Pledge. Notwithstanding any restrictions, rights or other requirements related to the sale, disposition, transfer or assignment of ownership interests in the Borrower under its Constituent Documents, Parent and the Borrower hereby agree that upon any such transfer or conveyance of the Pledged Securities, the Administrative Agent, its designee or such applicable other Person shall become the holder of an Equity Interest of the Borrower with all of the rights and powers associated therewith. Parent and the Borrower further agree that all of the terms and conditions of the Constituent Documents of the Borrower and any other similar documents and agreements of the Borrower that contradict or conflict with this Agreement (including, without limitation, this Section 7.05), shall be deemed waived, amended or superseded to the extent necessary to permit and reflect the terms of this Agreement.

Section 7.06 Waivers. To the maximum extent permitted by law, Parent hereby waives (i) any defense arising by reason of, and any and all right to assert against the Secured Parties any claim or defense based upon, an election of remedies by the Secured Parties which in any manner impairs, affects, reduces, releases, destroys or extinguishes Parent’s subrogation rights, rights to proceed against Borrower or any other guarantor for reimbursement or contribution, or any other rights of Parent to proceed against Borrower, against any other guarantor, or against any other Person or security; (ii) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower or this Agreement with respect to the Parent Guaranteed Obligations; (iii) all rights of reimbursement or subrogation, all rights to enforce any remedy that the Administrative Agent or the Secured Parties may have against any Person, and all rights to participate in any security held by the Administrative Agent, in each case, until this Agreement is terminated pursuant to Section 8.13; (iv) all rights to require the Administrative Agent to give any notices of any kind, including, without limitation, notices of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Parties upon this Agreement, notices of acceptance, nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or expressly provided in the Credit Agreement or any of the Facility Documents; (v) all rights to assert the bankruptcy or insolvency of any Person as a defense hereunder or as the basis for rescission hereof; (vi) all rights under any law purporting to reduce Parent’s obligations hereunder if the Parent Guaranteed Obligations are reduced other than as a result of payment in cash of such Parent Guaranteed Obligations, including, without limitation, any reduction based upon any Secured Party’s error or omission in the administration of the Parent Guaranteed Obligations; (vii) all defenses based on the incapacity, disability or lack of authority of the Borrower or any other Person, the repudiation of the Facility Documents by the Borrower or any Person, the failure by the Administrative Agent or the Secured Parties to enforce any claim against any Person, or the unenforceability in whole or in part of any Facility Documents; (viii) all suretyship and guarantor’s defenses generally including, without limitation, defenses based upon collateral impairment or any statute or rule of law providing that the obligation of a surety or guarantor must not exceed or be more burdensome than that of the principal; (ix) all rights to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Parent of its obligations under, or the enforcement by the Administrative Agent of, this Agreement; (x) any requirement on the part of the Administrative Agent or the holder of any obligations under the Facility Documents to mitigate the damages resulting from any default; and (xi) except as otherwise specifically set forth herein or as required by Applicable Law, all rights of notice and hearing of any kind prior to the exercise of rights by the Administrative Agent upon the occurrence and during the continuation of an Event of Default to repossess with judicial process or to replevy, attach or levy upon the Collateral. To the extent permitted by law, Parent waives the posting of any bond otherwise required of the Administrative Agent in connection with any judicial process or proceeding to obtain possession of, replevy, attach, or levy upon the Collateral, to enforce any judgment or other security for the Parent Guaranteed Obligations, to enforce any judgment or other court order entered in favor of the Administrative Agent, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Agreement or any other agreement or document between Parent, the Administrative Agent and the other Secured Parties. Parent further agrees that upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may elect to nonjudicially or judicially foreclose against any personal property security it holds for the Parent Guaranteed Obligations or any part thereof, or to exercise any other remedy against any Person, any security or any guarantor, even if the effect of that action is to deprive Parent of the right to collect reimbursement from any Person for any sums paid by Parent to the Administrative Agent or any other Secured Party.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Notice of Disposition of Collateral; Condition of Collateral. Parent hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under Applicable Law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten (10) days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by Applicable Law, Parent waives all claims, damages, and demands against the Administrative Agent or any other Secured Parties arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, Parent absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Except as otherwise specifically provided herein, Parent hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by Applicable Law) of any kind in connection with this Agreement or any Collateral.

Section 8.02 Limitation on Administrative Agent’s and other Lenders’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each other Lender shall use reasonable care with respect to any Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that Applicable Law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, Parent acknowledges and agrees that it is commercially reasonable for the Administrative Agent to (a) not incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) not obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) not exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) contact other Persons, whether or not in the same business as Parent, for expressions of interest in acquiring all or any portion of such Collateral, (g) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) dispose of assets in wholesale rather than retail markets, (j) disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Parent acknowledges that the purpose of this Section 8.02 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.02. Without limitation upon the foregoing, nothing contained in this Section 8.02 shall be construed to grant any rights to Parent or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 8.02.

Section 8.03 Attorney-in-Fact. (a) Parent hereby appoints the Administrative Agent (such appointment being coupled with an interest), on behalf of the Secured Parties, or any Person, officer or agent whom the Administrative Agent may designate, as its true and lawful attorney-in-fact and proxy, with full irrevocable power and authority in the place and stead of Parent and hereby authorizes the Administrative Agent to represent and vote any of the Equity Interests issued by the Borrower in its own name, at Parent’s cost and expense, to the extent reasonable, from time to time to take any action and to execute any instrument which may be reasonably necessary to enforce its rights under this Agreement, including, without limitation, authority to receive, endorse and collect all instruments made payable to Parent representing any distribution, interest payment or other payment in respect of the Pledged Collateral or any part thereof to be paid over to the Administrative Agent and to give full discharge for the same. Notwithstanding anything in this Section 8.03 to the contrary, the Administrative Agent shall not exercise any of the rights as attorney-in-fact or proxy provided for in this Section 8.03(a) unless and until an Event of Default has occurred and is continuing.

(b) Parent hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof, in each case pursuant to the powers granted, and the restrictions on the exercise of such power provided, hereunder. Parent hereby acknowledges and agrees that the Administrative Agent shall have no fiduciary duties to Parent in acting pursuant to this power-of-attorney and Parent hereby waives any claims or rights of a beneficiary of a fiduciary relationship hereunder.

(c) Parent shall execute and deliver to the Administrative Agent an irrevocable proxy in the form attached hereto as Exhibit B and an irrevocable indorsement in blank in the form attached hereto as Exhibit C with respect to the Equity Interests of the Borrower owned by Parent.

Section 8.04 Administrative Agent Performance of Parent’s Obligations. Without having any obligation to do so, after the occurrence and during the continuance of (a) an Unmatured Event of Default, if the Administrative Agent reasonably determines it to be necessary or advisable to preserve or protect the Collateral or (b) an Event of Default, the Administrative Agent may perform or pay any obligation which Parent has agreed to perform or pay in this Agreement and Parent shall reimburse the Administrative Agent for any reasonable amounts paid by the Administrative Agent pursuant to this Section 8.04. Parent’s obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Parent Guaranteed Obligation payable on demand.

Section 8.05 Authorization for Administrative Agent to Take Certain Action. Parent irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (a) to indorse and collect any cash proceeds of the Collateral, and (b) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under any other Facility Document), and Parent agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent in connection therewith, provided, that this authorization shall not relieve Parent of any of its obligations under this Agreement, the Credit Agreement or under any of the other Facility Documents. The Administrative Agent agrees not to exercise the power of attorney granted under this Section 8.05 except after the occurrence and during the continuance of an Event of Default.

Section 8.06 Specific Performance of Certain Covenants. Parent acknowledges and agrees that a breach of any of the covenants contained in Sections 5.08, 5.09 or 6.02 hereof will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of Parent contained in this Agreement, that the covenants of Parent contained in the Sections referred to in this Section 8.06 shall be specifically enforceable against Parent.

Section 8.07 Subrogation, Etc. Notwithstanding any payment or payments made by Parent or the exercise by the Administrative Agent of any of the remedies provided under this Agreement or any other Facility Document, until the Parent Guaranteed Obligations have been paid in full, Parent shall have no claim (as defined in 11 U.S.C. § 101(5)) of subrogation to any of the rights of the Administrative Agent against any Person, the Collateral (as defined in the Credit Agreement) or any guaranty held by the Administrative Agent for the satisfaction of any of the Obligations or the Parent Guaranteed Obligations, nor shall Parent have any claims (as defined in 11 U.S.C. § 101(5)) for reimbursement, indemnity, exoneration or contribution from any Person in respect of payments made by Parent hereunder. Notwithstanding the foregoing, if any amount shall be paid to Parent on account of such subrogation, reimbursement, indemnity, exoneration or contribution rights at any time before the Obligations or the Parent Guaranteed Obligations have been paid in full, such amount shall be held by Parent in trust for the Administrative Agent segregated from other funds of Parent, and shall be turned over to the Administrative Agent in the exact form received by Parent (duly endorsed by Parent to the Administrative Agent if required) to be applied against the Parent Guaranteed Obligations in such amounts and in such order as the Administrative Agent may elect.

Section 8.08 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Parent for liquidation or reorganization, should Parent become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Parent’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Parent Guaranteed Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Parent Guaranteed Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Parent Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 8.09 Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Parent, the Administrative Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns, except that Parent shall not have the right to assign its rights or delegate its obligations under this Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Parent Guaranteed Obligations or any portion thereof or interest therein shall in any manner impair the Lien and other rights granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.

Section 8.10 Survival. Without prejudice to the survival of any other agreement of Parent under this Agreement or any other Facility Document, the agreements and obligations of Parent contained in Section 8.08, Section 8.11, Section 8.15 and Section 8.19 shall survive the termination of this Agreement and the other Facility Documents and payment in full of the Obligations and the Parent Guaranteed Obligations. The representations and warranties of Parent contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 8.11 Taxes. Any taxes (including income taxes) payable or ruled payable by a federal or state authority in respect of this Agreement shall be paid by Parent, together with interest and penalties, if any.

Section 8.12 Headings. The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

Section 8.13 Termination and Release. This Agreement and the security interests granted herein shall continue in full force and effect until payment in full of the Obligations and the Parent Guaranteed Obligations in cash (subject to reinstatement pursuant to Section 8.08 and the terms of Section 8.10). In connection with any termination or release pursuant to this Section 8.13, upon Parent’s written request, the Administrative Agent shall promptly execute and deliver to Parent, at Parent’s sole expense, all documents that Parent shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.13 shall be without recourse to or warranty by the Administrative Agent.

Section 8.14 Entire Agreement. This Agreement and the other Facility Documents delivered on the date hereof embody the entire agreement and understanding between Parent and the Administrative Agent relating to the subject matter hereof and the Collateral and supersede all prior agreements and understandings, oral or written, among Parent and the Administrative Agent relating to the subject matter hereof and the Collateral.

Section 8.15 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OTHER FACILITY DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE APPELLATE COURTS OF ANY OF THEM; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN ANY COURT DESCRIBED IN SECTION 8.15(A) AND WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS REFERENCED IN SECTION 9.01 OR AT SUCH OTHER ADDRESS AS MAY BE PERMITTED THEREUNDER; (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW; AND (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ANY SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT ANY SPECIAL, EXEMPLARY, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY ANY APPLICABLE LEGAL REQUIREMENT).

(c) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT OR FOR ANY COUNTERCLAIM THEREIN OR RELATING THERETO.

Section 8.16 Amendments. The Administrative Agent and Parent may amend or otherwise modify this Agreement only via a writing signed by the Administrative Agent and Parent.

Section 8.17 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any Applicable Law, including, without limitation, the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act as in effect in any state, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), the Illinois Electronic Commerce Security Act (5 ILCS 175/1-101 et seq.), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

Section 8.19 Indemnification; Payment of Expenses. (a) Parent hereby agrees to indemnify and hold harmless the Administrative Agent, each other Secured Party and each Related Party (each such Person being called an “Indemnitee”) from any losses, damages, liabilities, claims, obligations, expenses, penalties, actions suits judgments and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel), that may be incurred by or asserted or awarded against any Indemnitee, in each case arising out of, or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with or resulting from this Agreement or any transaction contemplated hereby (including, without limitation, enforcement of this Agreement) or any failure of any obligations hereunder to be the legal, valid, and binding obligations of Parent enforceable against Parent in accordance with their terms, whether brought by a third party or by Parent, any other Related Party or any other Person, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Indemnitee or (ii) result from the breach of such Indemnitee’s obligations under this Agreement or any other Facility Document. This clause (a) shall not apply with respect to Excluded Taxes.

(b) Parent shall reimburse the Administrative Agent for any and all reasonable and documented costs and expenses (including reasonable attorneys’ fees and expenses and auditors’ and accountants’ fees) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection, amendment, waiver and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by Parent in the performance of actions required pursuant to the terms hereof shall be borne solely by Parent.

(c) To the fullest extent permitted by Applicable Law, Parent hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Facility Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of proceeds thereof.

(d) The rights, powers, benefits, privileges, immunities and indemnities given to the Administrative Agent and set forth in the Credit Agreement are expressly incorporated herein by this reference thereto.

(e) All amounts due under this Section shall be payable not later than three (3) Business Days after demand therefor.

ARTICLE IX

NOTICES

Section 9.01 Sending Notices. Any notice required or permitted to be given under this Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 12.02 of the Credit Agreement. Any notice delivered to the Borrower shall be deemed to have been delivered to Parent.

Section 9.02 Change in Address for Notices. Parent, the Administrative Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

ADMINISTRATIVE AGENT

Bastion Funding VI LP has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article XI of the Credit Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article XI. Any successor Administrative Agent appointed pursuant to Article XI of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT:

SEZZLE FUNDING SPE II PARENT, LLC

By:	/s/ Karen Hartje
Name:	Karen Hartje
Title:	Chief Financial Officer

SIGNATURE PAGE

PLEDGE AND GUARANTY AGREEMENT

ADMINISTRATIVE AGENT:

BASTION FUNDING VI LP

By: Bastion GP LLC, its General Partner

By:	/s/ John J. Braden
Name:	John J. Braden
Title:	Manager

SIGNATURE PAGE

PLEDGE AND GUARANTY AGREEMENT

Acknowledged and Agreed:

BORROWER:

SEZZLE FUNDING SPE II, LLC

By:	/s/ Karen Hartje
Name:	Karen Hartje
Title:	Chief Financial Officer

SIGNATURE PAGE

PLEDGE AND GUARANTY AGREEMENT

EXHIBIT A

LIST OF PLEDGED INSTRUMENTS, SECURITIES AND OTHER INVESTMENT
PROPERTY AND DEPOSIT AND OTHER ACCOUNTS

A.	STOCK:

ISSUER	CERTIFICATE NUMBER	NUMBER OF SHARES

None.

B.	BONDS:

ISSUER	NUMBER	FACE AMOUNT	COUPON RATE	MATURITY

None.

C.	GOVERNMENT SECURITIES:

ISSUER	NUMBER	TYPE	FACE AMOUNT	COUPON RATE	MATURITY

None.

D.	OTHER SECURITIES OR OTHER INVESTMENT PROPERTY (CERTIFICATED AND UNCERTIFICATED):

ISSUER INTEREST	DESCRIPTION OF COLLATERAL	PERCENTAGE OWNERSHIP

Sezzle Funding SPE II, LLC	Membership Interests	100%

E.	DEPOSIT ACCOUNTS

None.

F.	SECURITIES ACCOUNTS

None.

A - 1

EXHIBIT B

FORM OF IRREVOCABLE PROXY

IRREVOCABLE PROXY

The undersigned, on behalf of itself and its successors and permitted assigns, hereby appoints BASTION FUNDING VI LP, as administrative agent (the “Administrative Agent”), as proxy with full power of substitution, and hereby authorizes the Administrative Agent to represent and vote all of the ownership interest(s) of Sezzle Funding SPE II, LLC, a Delaware limited liability company, owned by the undersigned (or its successors or permitted assigns) on the date of exercise hereof during the continuance of an Event of Default under (and as defined (including by cross-reference) in) the Pledge and Guaranty Agreement, dated as of April , 2024, between Sezzle Funding SPE II Parent, LLC, a Delaware limited liability company, and the Administrative Agent, or under the other Facility Documents referred to therein, at any meeting or at any other time chosen by the Administrative Agent in its sole discretion.

Dated:	SEZZLE FUNDING SPE II PARENT, LLC,
a Delaware limited liability company

By:
Name:	Karen Hartje
Title:	Chief Financial Officer

B - 1

EXHIBIT C

FORM OF IRREVOCABLE BLANK POWERS FOR MEMBERSHIP INTERESTS

IRREVOCABLE BLANK POWERS FOR MEMBERSHIP INTERESTS

FOR VALUE RECEIVED, Sezzle Funding SPE II Parent, LLC, a Delaware limited liability company, on behalf of itself and its successors and permitted assigns, hereby sells, assigns and transfers unto                               all of its ownership interest(s) of Sezzle Funding SPE II, LLC, a Delaware limited liability company, represented by the following certificate(s): Membership Certificate No. 1, and irrevocably appoints as attorney to transfer the ownership interests with full power of substitution in the premises. This power is coupled with an interest and is irrevocable.

Dated:	SEZZLE FUNDING SPE II PARENT, LLC,
a Delaware limited liability

By:
Name:	Karen Hartje
Title:	Chief Financial Officer

C - 1